UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2014

UMAX GROUP CORP.
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(Exact name of Registrant as specified in its charter)

Nevada
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(State or other jurisdiction of incorporation)

333-174334
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(Commission File Number)

99-0364796
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(IRS Employer Identification No.)

2764 N Green Valley Parkway
Henderson. Nevada 89014-2120
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(Address of principal executive offices)

(702) 628 0211
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(Registrant's Telephone Number, Including Area Code)

3923 West 6th Street Ste 312
Los Angeles, CA 90020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2014, we entered into a term sheet agreement for the engagement of a new Chief Executive Officer (CEO).  The Board of Directors has appointed Ian Dixon, of Henderson, Nevada.   We believe the new appointment gives the Company a very favorable opportunity to utilize the skills and contacts of Mr. Dixon, who has agreed to incentive compensation hurdles as a major component of his employment compensation.  This appointment tells us Mr. Dixon is a new and vital component to the general direction of the company's new operating strategy. Mr. Dixon will take over the reigns as UMAX CEO on September 11, 2014, when he will add his marketing and entrepreneurial experience, along with his extensive business contacts, to our new UMAX plan of operations.

Mr. Dixon will be responsible for implementing UMAX's growth by acquisition and joint venture campaigns, which include acquiring undervalued assets and joint ventures with revenue producing assets, as well as negotiating, acquisitions through creative financing strategies.

Mr. Dixon has years of experience in the areas of project funding, financing, debt restructuring, implementing business development strategies. Mr. Dixon was the CEO for UIG (Diversified Hotel Industry Companies) and SES Group of Companies (Solar R&D and Installation). Mr. Dixon is the added ingredient necessary for a powerful management and operations team, and we are proud to bring him onboard.

Our current executive and Director, Michelle Mercier, remains in her prior executive positions of Treasurer, and director and Chief Financial Officer of UMAX Group, Corp.

Section 8 - Other Events

Item 8.01 Other Events.

As of September 11, 2014, under the auspices of new management, UMAX Group Corp., has successfully relocated its operations to 2764 N Green Valley Pkwy, Suite 300, Henderson, Nevada 89014, for the purpose of implementing our growth strategy business.  The relocation of the business required entering into a new lease agreement which was negotiated under standard terms and in the normal course of business.

Our corporate website can be viewed at: www.umaxcorp.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

UMAX GROUP CORP.
By: /s/ Ian Dixon
Name: Ian Dixon
Title: Secretary, President, and Director

Date:  October 15, 2014